NxStage Medical, Inc.
Conflict Minerals Report
Reporting Year: 2015

This report has been prepared pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, as amended (Rule 13p-1), for the reporting period from January 1, 2015 to December 31, 2015, and is available at the Investor Relations section of our website, www.nxstage.com.

Company Overview

NxStage Medical, Inc. (NxStage or we) is a medical technology company that develops, manufactures and markets innovative products and services for patients suffering from chronic or acute kidney failure. Our primary product, the System One, was designed to satisfy an unmet clinical need for a system that can deliver the therapeutic flexibility and clinical benefits associated with traditional dialysis machines in a smaller, portable, easy-to-use form that can be used by healthcare professionals and trained lay users alike in a variety of settings, including patient homes, as well as more traditional care settings such as hospitals and dialysis centers. Given its design, the System One is particularly well-suited for home hemodialysis and a range of dialysis therapies that are more practical to deliver in the home setting, including more frequent hemodialysis and nocturnal hemodialysis, which clinical literature suggests provides patients better clinical outcomes and improved quality of life. We also operate several recently opened NxStage Kidney Care dialysis centers that treat end-stage renal disease patients directly. Although small in scale, these centers provide us with valuable experience as a service provider to better meet and anticipate the needs of both our customers and patients, while optimizing our product technology. We are headquartered in Lawrence, Massachusetts, with manufacturing facilities in Mexico, Germany and Italy. Through our international network of affiliates and distribution partners, patients in over 23 countries have been treated with our products.

Certain of our products, including the System One, are assembled using parts containing tantalum, tin, tungsten or gold (3TG). NxStage is not a vertically integrated manufacturer and instead we make our products using components that are obtained from either contract manufacturers or original equipment manufacturers. Furthermore, our supply chain is both global and complex, and there are multiple tiers of suppliers between NxStage and the original sources of minerals used in our products. NxStage does not make purchases of raw ore or unrefined 3TG and makes no purchases in the Democratic Republic of the Congo or an adjoining country (collectively, DRC). Accordingly, we rely on our direct suppliers to provide information on the origin of the 3TG contained in the parts supplied to us.

NxStage is committed to sourcing components and materials from companies that share our values regarding respect for human rights, integrity and environmental responsibility. These principles for the responsible sourcing of raw materials and components are set forth in our Conflict Minerals Policy Statement, which is available at the Investor Relations section of our website, www.nxstage.com.

Due Diligence Process

NxStage conducted a due diligence process to identify which of our products contained 3TG (3TG products) as well as a reasonable country of origin inquiry to determine whether such 3TG products contained 3TG that originated in the DRC or came from recycled or scrap sources. Based on the results of our reasonable country of origin inquiry, we were unable to conclude that the 3TG in our 3TG products did not originate in the DRC or that all of such 3TG came from recycled or scrap sources.

We designed our due diligence framework on the source and chain of custody of the 3TG in our 3TG products to conform in all material respects with the framework provided by The Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, an internationally-recognized due diligence framework. As part of our process, we contacted each supplier of components and materials potentially containing 3TG (described on Exhibit A to this report) and asked them to complete the Electronic Industry Citizenship Coalition Global e-Sustainability Initiative (EICC-GeSI)

Conflict Minerals Reporting Template. This template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a supplier’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the supplier and its suppliers use. The template also contains questions about the origin of 3TG included in their products, as well as supplier due diligence.

Each supplier’s response was evaluated and, where possible, validated to determine sufficiency, accuracy or completeness of its response. For each supplier’s response, we subsequently assessed whether the 3TG identified, or 3TG that may not have been identified, was consistent with the nature and characteristics of the supplied part. For each response that was insufficient, potentially inaccurate or incomplete, we contacted that supplier to gain additional information and to receive revised responses as necessary.

Due Diligence Results

As of May 31, 2016, we have received responses from approximately 81% of the suppliers surveyed. Many of our suppliers responded with company-wide information that was not specific to our products. As a result, their responses may cover facilities that do not provide 3TG for our 3TG products. Due to the many company-wide responses and the multiple levels of suppliers in our supply chain, we are unable to determine with certainty at this time which processing facilities and countries of origin listed in our suppliers' responses actually provide the specific 3TG used in our 3TG products. The facilities identified by our suppliers that may have been used to process 3TG for our 3TG products and the potential countries of origin of such 3TG are set forth on Exhibit B and Exhibit C, respectively, to this report.

Of the responding suppliers that reported the presence of 3TG in their components, a majority indicated that such 3TG did not originate from the DRC, two indicated that such 3TG originated from conflict-free sources within the DRC, four indicated that such 3TG may have originated within the DRC (without indicating the specific country of origin) and were unable to ensure that such 3TG originated from conflict-free sources, and four indicated that they were unable to determine whether such 3TG originated from the DRC.

Based on the results of our due diligence efforts and reasonable country of origin inquiry, we are unable to determine that any 3TG from the DRC that is used by our suppliers originates entirely from validated conflict-free sources.

Risk Mitigation

We expect to take the following steps, among others, to continue our due diligence measures and to mitigate the risk that any 3TG contained in our products benefit or finance armed groups in the DRC:

•	We will continue to work with suppliers who provided incomplete or insufficient information in an effort to obtain complete and accurate information in 2016.

•	We will again follow our due diligence process to review and validate supplier responses that are obtained in support of our 2016 conflict minerals reporting.

•	We will help our suppliers to understand the due diligence steps they can take to investigate the source of any 3TG in the products they supply us.

•	We will inform our suppliers about the principles set forth in our Conflict Minerals Policy Statement.

Exhibit A

Product Components and Materials Potentially Containing 3TG

Sheet Metal and Electro-mechanical Assemblies
Electro-mechanical Motors
Electro-mechanical Pumps
Electronic Power Supplies
Electronic Parts and Assemblies
Fasteners and Labels
Cables and Harnesses
Power Supplies
Computer/Server Products
Network Switches
Printed Circuit Boards (laminates)
Printed Circuit Assemblies
Displays/Monitors
Keyboards
Memory Modules/Security Devices
Molded Plastic Parts
Sheet Metal Parts and Assemblies
Computer Cabinets and Accessories
Power Strips
Thermal Transfer Products
Flex Circuits
Solder

Exhibit B

Potential Processing Facilities

MINERAL	FACILITY NAME	FACILITY COUNTRY
Gold	Heesung Metal Ltd	Australia
Gold	Nyrstar Metal	Australia
Gold	The Perth Mint	Australia
Gold	Western Australian Mint	Australia
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil
Gold	Umicore Brasil Ltda.	Brazil
Gold	Asahi Refining Canada Limited	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	Island Gold Refinery	Canada
Gold	Johnson Matthey Ltd	Canada
Gold	Royal Canadian Mint	Canada
Gold	Xstrata Canada Corporation CCR Refinery	Canada
Gold	Audiua	Chile
Gold	Codelco	Chile
Gold	Acade Noble Metal (Zhao Yuan) Corporation	China
Gold	Anhui Tongling Non-Ferrous Pioneer Metals Corporation	China
Gold	Changcheng Gold And Silvery Refinery Co., Ltd.	China
Gold	Changsanjiao Elc.	China
Gold	Cheong Hing	China
Gold	China Sino-Platinum Metals Co.,Ltd	China
Gold	China Gold International Resources Corp.	China
Gold	China Golddeal	China
Gold	China National Gold Group Corporation	China
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Deep Rich Material Technology Co., Ltd.	China
Gold	Dongguan Cameroon Chemical Materials Co., Ltd	China
Gold	Dong'guan Dong Wu Violent-Toxic Chemical Products Co., Ltd.	China
Gold	Dongguanshi Sutande Dianzi cailiao Co.,Ltd.	China
Gold	Dujinshui Zhihuan Fanying	China
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	China
Gold	Gansu-Based Baiyin Nonferrous Metals Corporation	China
Gold	Gold and Siver Refining Strokes Ltd.	China
Gold	Gong An Ju	China
Gold	Great Wall Gold & Silver Refinery	China
Gold	Great Wall Precious Metals Co., Ltd.	China
Gold	Guang Dong Jin Xian Gao Xin Cai Liao Gong Di	China
Gold	Guangdong Hua Jian Trade Co., Ltd.	China
Gold	Guangdong Jinding Gold Limited	China
Gold	Guangdong Macro Jin Precious Metal Smelting Plant	China
Gold	Guangzhou King's High-tech Materials	China
Gold	Guixi Smelter	China
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China

MINERAL	FACILITY NAME	FACILITY COUNTRY
Gold	Hanhua Jinshu	China
Gold	HeNan LingBao Jin Kuan	China
Gold	Henan Middle Plain Gold Smelter	China
Gold	Henan Province Sanmenxia City Gold Smelter	China
Gold	Henan San Men Xia	China
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	China
Gold	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	China
Gold	Hop Hing Electroplating Factory Zhejiang	China
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Gold	Inovan GmbH & Co.	China
Gold	JCC	China
Gold	Jiangxi Copper Co., Ltd.	China
Gold	Jie Sheng	China
Gold	Jin Jinyin Refining Company Limited	China
Gold	Jinfeng Gold Mine Smelter	China
Gold	Jinlong Copper Co., Ltd.	China
Gold	Kai Unita Trade Limited Liability Company	China
Gold	Kanfort Industrial (Yantai) Co. Ltd.	China
Gold	Kee Shing	China
Gold	Kunshan Jinli Chemical Industry Reagents Co., Ltd.	China
Gold	LiBaoJia	China
Gold	Lingbao Gold Company Limited	China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	China
Gold	Metalor Technologies (Hong Kong) Ltd	China
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Suzhou) Ltd.	China
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	China
Gold	Monopoly Ltd. Zhuhai Toxic Materials	China
Gold	Nanchuangshenghua Non-Ferrous Metal Alloy Factory	China
Gold	Norsun Circuited Enterprise, Co., Ltd.	China
Gold	Penglai Penggang Gold Industry Co., Ltd.	China
Gold	Realized The Enterprise Co.,Ltd.	China
Gold	Rongda	China
Gold	Sanmenxia Hang Seng Science And Technology Co., Ltd.	China
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	China
Gold	Scotia Mocatta	China
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Gold	Shandong Guoda Gold Co., Ltd.	China
Gold	Shandong Hengbang Smelter Co.,ltd	China
Gold	Shandong Huangin	China
Gold	Shandong Humon Smelting Co., Ltd.	China
Gold	Shandong Jun Mai Fu	China
Gold	Shandong Penglai Gold Smelter	China
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	China

MINERAL	FACILITY NAME	FACILITY COUNTRY
Gold	Shanghai Jinsha Shiye Co.,Ltd.	China
Gold	ShangHai YueQiang Metal Products Co., LTD	China
Gold	Shen Zhen Thousand Island Ltd.	China
Gold	Shenzhen Fu Chun Company	China
Gold	Shenzhen FuJun Material Technology CO.LTD	China
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	China
Gold	Shenzhen Kuril Metal Company	China
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China
Gold	Soochow	China
Gold	Standard Bank	China
Gold	Stender Electronic Materials Co., Ltd.	China
Gold	Super Dragon Technology Co., Ltd	China
Gold	SuZhou ShenChuang Recycling Ltd.	China
Gold	Suzhou University Special Chemical Reagent Industry Co.	China
Gold	Taicang City Nancang Metal Material Co.,Ltd	China
Gold	Taipeng	China
Gold	Taizhou Delta Eectronics Co., Ltd.	China
Gold	Taizhou Mayor River Electron Limited Company	China
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	China
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	The Refinery of Shandong Gold Mining Co. Ltd	China
Gold	Tong Ling Jin Dian Electrical Technology Co., Ltd.	China
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	Uniforce Metal Industrial Corp	China
Gold	Viagra Di Precious Metals (Zhaoyuan) Co., Ltd.	China
Gold	Wang Ting	China
Gold	Wuxi Middle Treasure Materials	China
Gold	Wuxi Yunxi	China
Gold	Wuzhong Group	China
Gold	Xiamen JInbo Metal Co., Ltd.	China
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	China
Gold	Yuannan Metallurgical Group Co.,Ltd	China
Gold	Yuh-Cheng Material Corporation	China
Gold	Yunnan Copper Industry Co., Ltd.	China
Gold	Yunnan Gejiu Zili Metallurgical Group Co., Ltd.	China
Gold	Zhaojun Maifu	China
Gold	Zhaoyuan Li Fu Industrial	China
Gold	Zhaoyuan Lifushiye Co., Ltd.	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhongkuang Gold Industry Co., Ltd.	China
Gold	Zhongshan Poison Material Monopoly Company	China
Gold	Zhongshan Public Security Bureau	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zijin Mining Group Co., Ltd.	China
Gold	Linxen	France
Gold	Metalor France	France
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Gold	Aurubis AG	Germany

MINERAL	FACILITY NAME	FACILITY COUNTRY
Gold	Bauer Walser AG	Germany
Gold	C. Hafner GmbH + Co. KG	Germany
Gold	Core Pmg	Germany
Gold	Degussa	Germany
Gold	Doduco GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	SAXONIA Edelmetalle GmbH	Germany
Gold	Umicore Galvanotechnik GmbH	Germany
Gold	WIELAND Edelmetalle GmbH	Germany
Gold	MMTC-PAMP India Pvt., Ltd.	India
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	Chimet S.p.A.	Italy
Gold	Faggi Enrico S.p.A.	Italy
Gold	Metalli Preziosi S.p.A.	Italy
Gold	T.C.A S.p.A	Italy
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asaka Riken Co., Ltd.	Japan
Gold	Chugai Mining	Japan
Gold	Dowa	Japan
Gold	Eco-System Recycling Co., Ltd.	Japan
Gold	Ishifuku Tokyo Melters	Japan
Gold	Japan Mint	Japan
Gold	Japanese Mint Osaka	Japan
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
Gold	Kojima Chemicals Co., Ltd.	Japan
Gold	Kyocera	Japan
Gold	LBMA	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Mitsubishi Materials Corporation	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
Gold	Morigin Company	Japan
Gold	Nihon Material Co. LTD	Japan
Gold	Nihon Superior Co., Ltd.	Japan
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
Gold	Pan Pacific Copper Co. LTD	Japan
Gold	Sen Silver	Japan
Gold	Shi Fu Metal Industrial	Japan
Gold	Sojitz	Japan
Gold	Strain DS Force Shop	Japan
Gold	Sumitomo Metal Mining Co. Ltd.	Japan
Gold	Tanaka Denshi Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tokuriki Honten Co. Ltd	Japan
Gold	Yamamoto Precious Metal Co., Ltd.	Japan
Gold	Yamato Denki Ind. Co., Ltd.	Japan
Gold	Yokohama Metal Co., Ltd	Japan
Gold	Aktyubinsk Copper Company	Kazakhstan

MINERAL	FACILITY NAME	FACILITY COUNTRY
Gold	Kazakhmys Smelting LLC	Kazakhstan
Gold	Kazzinc Ltd.	Kazakhstan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Caridad	Mexico
Gold	Metalurgica Met-Mex Penoles, SA de CV	Mexico
Gold	Met-Mex Peñoles, S.A.	Mexico
Gold	Remondis Argentia B.V.	Netherlands
Gold	Schone Edelmetaal B.V.	Netherlands
Gold	Umicore Feingold	Netherlands
Gold	Morris and Watson	New Zealand
Gold	Central Bank of the Philippines	Philippines
Gold	KGHM Polska MiedŸ Spóka Akcyjna	Poland
Gold	Central Bank of the DPR of Korea	Republic of Korea
Gold	Daejin Indus Co., Ltd.	Republic of Korea
Gold	Daeryoung E&C	Republic of Korea
Gold	Do Sung Corporation	Republic of Korea
Gold	Hang Seng Technology	Republic of Korea
Gold	Hwasung CJ Co., Ltd.	Republic of Korea
Gold	Korea Metal Co., Ltd.	Republic of Korea
Gold	Korea Zinc Co. Ltd.	Republic of Korea
Gold	LS-NIKKO Copper Inc.	Republic of Korea
Gold	Samduck Precious Metals	Republic of Korea
Gold	Samhwa Non-Ferrorus Metal Ind. Co., Ltd.	Republic of Korea
Gold	SAMWON Metals Corp.	Republic of Korea
Gold	Shindong-a	Republic of Korea
Gold	Torecom	Republic of Korea
Gold	Worldtop	Republic of Korea
Gold	Ekaterinburg	Russia
Gold	FSE Novosibirsk Refinery	Russia
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia
Gold	JSC Uralelectromed	Russia
Gold	Moscow Special Alloys Processing Plant	Russia
Gold	OJSC Kolyma Refinery	Russia
Gold	OJSC Krastsvetmet	Russia
Gold	OJSC Novosibirsk Refinery	Russia
Gold	Prioksky Plant of Non-Ferrous Metals	Russia
Gold	Shyolkovsky	Russia
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia
Gold	L' Azurde	Saudi Arabia
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Gold	Rohm & Haas Elec. Mat'ls	Singapore
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	SEMPSA Joyería Platería SA	Spain
Gold	Sudan Gold Refinery	Sudan
Gold	Boliden AB	Sweden
Gold	Argor-Heraeus SA	Switzerland
Gold	Cendres & Metaux SA	Switzerland
Gold	Lee Iken	Switzerland
Gold	Metalor Technologies SA	Switzerland

MINERAL	FACILITY NAME	FACILITY COUNTRY
Gold	PAMP S.A.	Switzerland
Gold	PX Précinox S.A.	Switzerland
Gold	UBS AG	Switzerland
Gold	Valcambi SA	Switzerland
Gold	Chernan Technology Co., Ltd.	Taiwan
Gold	Hon Shen Co. Ltd	Taiwan
Gold	HonHai Precision Co., Ltd.	Taiwan
Gold	Jia Lung Corp	Taiwan
Gold	Lianqi Plating Ltd	Taiwan
Gold	Singway Technology Co., Ltd.	Taiwan
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Suntain	Taiwan
Gold	Tsai Brother industries	Taiwan
Gold	WAM Technologies Taiwan Co., Ltd.	Taiwan
Gold	Umicore Precious Metals Thailand	Thailand
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	Istanbul Gold Refinery	Turkey
Gold	Nadir Metal Rafineri San. Ve Tic. A.	Turkey
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates
Gold	Emirates Gold DMCC	United Arab Emirates
Gold	Kaloti Precious Metals	United Arab Emirates
Gold	Engelhard London	United Kingdom
Gold	Schloetter Co., Ltd.	United Kingdom
Gold	Accurate Refining Group	United States
Gold	Advanced Chemical Company	United States
Gold	Asahi Refining USA Inc.	United States
Gold	Asarco	United States
Gold	Colt Refining	United States
Gold	DRW	United States
Gold	Elemetal Refining, LLC	United States
Gold	Geib Refining Corporation	United States
Gold	Johnson Mathey	United States
Gold	Kennecott Utah Copper LLC	United States
Gold	Littelfuse	United States
Gold	Materion Advanced Metals	United States
Gold	Metalor USA Refining Corporation	United States
Gold	Ohio Precious Metals LLC.	United States
Gold	Pogo Gold Mining	United States
Gold	Precious Metal Sales Corp.	United States
Gold	Republic Metals Corporation	United States
Gold	Sabin Metal Corp.	United States
Gold	So Accurate Group, Inc.	United States
Gold	United Precious Metal Refining, Inc.	United States
Gold	Uyemura	United States
Gold	Almalyk Mining and Metallurgical Complex	Uzbekistan
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
Tantalum	Plansee SE	Austria
Tantalum	WBH AG	Austria

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tantalum	LSM Brasil S.A.	Brazil
Tantalum	ALMT	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	Duoluoshan Sapphire Rare Metal Co. Ltd	China
Tantalum	F&X Electro-Materials Ltd.	China
Tantalum	FIR Metals & Resource Ltd.	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	China
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China
Tantalum	Jiangxi Tuohong New Raw Material	China
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
Tantalum	King-Tan Tantalum Industry Ltd.	China
Tantalum	Nantong Tongjie Electrical Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China
Tantalum	Shanghai Jiangxi Metals Co. Ltd	China
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China
Tantalum	Zhuzhou Cemented Carbide Group Co Ltd	China
Tantalum	Molycorp Silmet A.S.	Estonia
Tantalum	Metallurgical Products India Pvt., Ltd.	India
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Taki Chemicals	Japan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	KEMET Blue Metals	Mexico
Tantalum	Solikamsk Magnesium Works OAO	Russia
Tantalum	Tantalite Resources	South Africa
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	NTET, Thailand	Thailand
Tantalum	Avon Specialty Metals Ltd	United Kingdom
Tantalum	Cabot (Global Advanced Metals)	United States
Tantalum	D Block Metals, LLC	United States
Tantalum	E.S.R. Electronics	United States
Tantalum	Exotech Inc.	United States
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	GTP Corp.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	KEMET Blue Powder	United States
Tantalum	Niotan	United States
Tantalum	QuantumClean	United States
Tantalum	Telex Metals	United States
Tantalum	Tranzact, Inc.	United States
Tin	Metallo-Chimique N.V.	Belgium

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tin	BM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	OMSA	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	SGS	Bolivia
Tin	Best Metais e Soldas S.A.	Brazil
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	Brazil
Tin	Cooper Santa	Brazil
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil
Tin	Estanho de Rondônia S.A.	Brazil
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil
Tin	Melt Metais e Ligas S.A.	Brazil
Tin	Mineração Taboca S.A.	Brazil
Tin	Resind Indústria e Comércio Ltda.	Brazil
Tin	Soft Metais Ltda.	Brazil
Tin	Super Ligas	Brazil
Tin	AIM	Canada
Tin	American Iron and Metal	Canada
Tin	Academy Precious Metals (China) Co., Ltd.	China
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	China
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	China
Tin	Bao Yu Hua	China
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	China
Tin	China Huaxi Group Nandan	China
Tin	China Minmetals Nonferrous Metals Co Ltd	China
Tin	China Rare Metal Materials Company	China
Tin	China Tin Group Co., Ltd.	China
Tin	CNMC (Guangxi) PGMA Co. Ltd.	China
Tin	Dongguan Lason Metal Materials Co,.Ltd.	China
Tin	Dongrong	China
Tin	Dr. Soldering Tin Products Co., Ltd.	China
Tin	Gannan Tin Smelter	China
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	China
Tin	Gejiu Fengming Metalurgy Chemical Plant	China
Tin	Gejiu Jinye Mineral Company	China
Tin	Gejiu Kai Meng Industry and Trade LLC	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Yunxi Croup Corp	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
Tin	GeJiuShi In Yunnan Tin Co., Ltd.	China
Tin	Gem Terminal Ind. Co., Ltd.	China
Tin	Gold Bell Group	China
Tin	Guamg Xi Liu Zhou	China
Tin	Guang Xi Hua Xi Corp	China
Tin	Guang Zhou Hong Wuxi Products Limited	China
Tin	Guangxi Huaxi Group Co.,Ltd	China
Tin	Guangxi Jin Lian	China
Tin	Guangxi Nonferrous Metals Group	China

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	China
Tin	Guangzhou Pacific Tinplate Co., Ltd.	China
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China
Tin	Handok	China
Tin	High-Power Surface Technology	China
Tin	Huanggang City Tongding Metallic Material Co., Ltd.	China
Tin	HuiChang Hill Tin Industry Co., Ltd.	China
Tin	Huichang Jinshunda Tin Co., Ltd.	China
Tin	Hulterworth Smelter	China
Tin	Hunan Xianghualing Tin Co. Ltd	China
Tin	Increasingly and Chemical Co. (Suzhou) Ltd.	China
Tin	Jia Wang Technology Solder Product	China
Tin	Jiangxi Jinshunda	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China
Tin	Jiangxi Nanshan	China
Tin	Jin Yi Group	China
Tin	JinDa Metal Co., Ltd.	China
Tin	Ju Tai Industrial Co., Ltd.	China
Tin	Kewei Tin Co.,ltd	China
Tin	Kunshan Into The Solder Manufacturing Co., Ltd.	China
Tin	Kunshan Shing Lee Solder Manufactureing Co., Ltd.	China
Tin	Kunshan Xin Ding Metal Material Limited Company	China
Tin	Kunshan Xubo	China
Tin	Langfang Bondtron Electronic Materials Co., Ltd.	China
Tin	Shenzhen Electronic Technology Co., Ltd.	China
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	China
Tin	Linwu Xianggui Smelter Co.	China
Tin	LiQiao Plating	China
Tin	Liuzhou China Tin	China
Tin	LMD	China
Tin	LTD Ningbo City Changzhen Copper Co., Ltd.	China
Tin	Maanshan Dongshen Electronic Material Factory	China
Tin	Meng Neng	China
Tin	Ming Li Jia Smelt	China
Tin	Minmetals Ganzhou Tin Co. Ltd.	China
Tin	Mits-Tec (Shanghai) Co. Ltd.	China
Tin	Nancang Metal Material Co., Ltd	China
Tin	Nanchang Cemeted Carbide Limited Liability Company	China
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	China
Tin	Nantong Chun Yuan electronics Ind Co., Ltd.	China
Tin	Ningbo Jintian copper (Group ) Company Limited	China
Tin	Old City Metals Processing Co., Ltd.	China
Tin	Primeyoung Metal (Zhuhai) Ind Co., Ltd.	China
Tin	Pro Wu Xianggui Mining Co., Ltd.	China
Tin	QianDao Co. ,ltd	China
Tin	Rohm & Hass	China
Tin	Shantou Xi Kuang	China
Tin	Shen Zhen Anchen Solder Products Co., Ltd.	China
Tin	Shen Zhen Qi Xiang Da Hua Gong Gong Si	China

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tin	Shenzhen Hongchang Metal Manufacturing Factory	China
Tin	Shenzhen Keaixin Technology	China
Tin	Shenzhen Qi Xiang da Hua Gong Gong Si	China
Tin	Shenzhen Red Cloud Crown Tin Limited	China
Tin	Shenzhen Yi Cheng Industrial	China
Tin	Shunda Huichang Kam Tin Co., Ltd.	China
Tin	Sichuan Guanghan Jiangnan Casting Smelters	China
Tin	SPTE	China
Tin	Sun Surface Technology Co., Ltd.	China
Tin	Suzhou Co. Ltd.	China
Tin	Suzhou Nuonengda Chemical Co., Ltd.	China
Tin	Tae Seung	China
Tin	Taicang Jiangsu	China
Tin	Talcang City Nankang Metal Materila Co., Ltd	China
Tin	Three Green Surface Technology Limited Company	China
Tin	Tianshui Long Bo Technology Co., Ltd.	China
Tin	Tim Plating Gejiu	China
Tin	Tin Co. Ltd, Minmetals Ganzhou	China
Tin	Top-Team Technology (Shen Zhen) Limited	China
Tin	Vishay Intertechnology	China
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	China
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China
Tin	Wuxi Lantronic Electronic Co Ltd	China
Tin	Xiamen Golden Egret Speical Alloy Co., Ltd	China
Tin	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	China
Tin	Xianghualing Tin Industry Co., Ltd.	China
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China
Tin	Yao Zhang Enterprise Co., Ltd.	China
Tin	Yifeng Tin Industry (Chenzhou) Co., Ltd	China
Tin	Yiquan Manufacturing	China
Tin	Yuanan TIN Group (Holding) Company Limited	China
Tin	Yun Nan Xi Ye Gufen Youxian Gongsi	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
Tin	Yunnan Industrial Co., Ltd.	China
Tin	Yunnan Tin Company, Ltd.	China
Tin	Yunnan Xiye Co. Ltd.	China
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	China
Tin	Zhangzhou Macro Real Non-Ferrous Metals	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	China
Tin	Zhejiang Huangyan Xingian Electrical Equipment Fitting Factory	China
Tin	Zhejiang Keyu Metal Material Co., Ltd.	China
Tin	Zhejiang Strong Solder Materials	China
Tin	ZhongShi	China
Tin	Zhuhai Horyison Solder Co., Ltd	China
Tin	Zhuhai Quanjia	China
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.	China
Tin	Kovohute Pribram Nastupnicka, A.S.	Czech Republic
Tin	Traxys	France
Tin	5N Plus	Germany

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tin	Feinhütte Halsbrücke GmbH	Germany
Tin	IRM	Germany
Tin	Lübeck GmbH	Germany
Tin	MCP Heck	Germany
Tin	RST	Germany
Tin	Westmetall GmbH & Co.KG	Germany
Tin	Banka Tin	Indonesia
Tin	CV Ayi Jaya	Indonesia
Tin	CV DS Jaya Abadi	Indonesia
Tin	CV Dua Sekawan	Indonesia
Tin	CV Gita Pesona	Indonesia
Tin	CV JusTindo	Indonesia
Tin	CV Makmur Jaya	Indonesia
Tin	CV Nurjanah	Indonesia
Tin	CV Prima Timah Utama	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV Tiga Sekawan	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV Venus Inti Perkasa	Indonesia
Tin	Indonesian State Tin Corporation	Indonesia
Tin	Indra Eramulti Logam,IMLI	Indonesia
Tin	Ney Metals and Alloys	Indonesia
Tin	NITAH	Indonesia
Tin	Pan Light Corp.	Indonesia
Tin	PT Alam Lestari Kencana	Indonesia
Tin	PT Aries Kencana Sejahtera	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT ATD Makmur Mandiri Jaya	Indonesia
Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Babel Surya Alam Lestari	Indonesia
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Prima Tin	Indonesia
Tin	PT Bangka Putra Karya	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Cipta Persada Mulia	Indonesia
Tin	PT Donna Kembara Jaya	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT Eunindo Usaha Mandiri	Indonesia
Tin	PT Fang Di MulTindo	Indonesia
Tin	PT HP Metals Indonesia	Indonesia
Tin	PT Inti Stania Prima	Indonesia
Tin	PT Justindo	Indonesia
Tin	PT Karimun Mining	Indonesia
Tin	PT Kijang Jaya Mandiri	Indonesia
Tin	PT Koba Tin	Indonesia

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Panca Mega Persada	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Rajwa International	Indonesia
Tin	PT Refined Banka Tin	Indonesia
Tin	PT Sariwiguna Binasentosa	Indonesia
Tin	PT Seirama Tin Investment	Indonesia
Tin	PT Singkep Times Utama	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Sukses Inti Makmur	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tin	PT Supra Sukses Trinusa	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah Nusantara	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tirus Putra Mandiri	Indonesia
Tin	PT Tommy Utama	Indonesia
Tin	PT Wahana Perkit Jaya	Indonesia
Tin	PT Yinchendo Mining Industry	Indonesia
Tin	PTKoba Tin	Indonesia
Tin	SIP	Indonesia
Tin	Taiwan Huanliang	Indonesia
Tin	Hikaru Suites Ltd.	Japan
Tin	Ishifuku Metal Industry Co., Ltd.	Japan
Tin	Ishihara Chemical Co. Ltd.	Japan
Tin	Ishikawa Metal Co., Ltd.	Japan
Tin	Koki Japan	Japan
Tin	Kyoritsu Gokin Co., Ltd.	Japan
Tin	Materials Eco-Refining Co., Ltd.	Japan
Tin	Matsuo Nn Da Ltd.	Japan
Tin	Minchali Metal industry Co. Ltd.	Japan
Tin	Nihonhanda Co., Ltd.	Japan
Tin	Seju Industry	Japan
Tin	Senjyu Metal Industry Co., LTD	Japan
Tin	Solder Coat Co., Ltd.	Japan
Tin	Stretti	Japan
Tin	TDK	Japan
Tin	Tochij	Japan
Tin	Electroloy Coroperation Sdn Bhd	Malaysia
Tin	Grik Perak Malaysia	Malaysia
Tin	Hana-High Metal	Malaysia
Tin	Malaysia Smelting Corporation	Malaysia
Tin	Metahub Industries Sdn. Bhd.	Malaysia
Tin	Shen Mao Solder (M) Sdn. Bhd.	Malaysia
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	Malaysia
Tin	SMIC Senju Malaysia	Malaysia
Tin	Solnet Metal Industry Co., Ltd.	Malaysia

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tin	Exim Americana	Mexico
Tin	Marco Metales de Mexico S de RL de CV	Mexico
Tin	Amalgamet Inc.	Peru
Tin	Funsur Smelter	Peru
Tin	Minsur	Peru
Tin	Misue Tin Smelter and Refinery	Peru
Tin	Nathan Trotter & Co INC.	Peru
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	OM Manufacturing Phils. Inc.	Philippines
Tin	Fenix Metals	Poland
Tin	Dae Chang Ind. Co., Ltd.	Republic of Korea
Tin	Dae Kil	Republic of Korea
Tin	Duksan Hi-Metal	Republic of Korea
Tin	Hanbaek nonferrous metals	Republic of Korea
Tin	Heraeus Oriental Hitec Co., Ltd.	Republic of Korea
Tin	Linetech	Republic of Korea
Tin	Semco	Republic of Korea
Tin	TCC steel	Republic of Korea
Tin	Wonil Metal Co Ltd	Republic of Korea
Tin	Novosibirsk Integrated Tin Works	Russia
Tin	Novosibirsk Processing Plant Ltd.	Russia
Tin	Wolfram Company CJSC	Russia
Tin	Phoenix Metal Ltd.	Rwanda
Tin	Heraeus Materials Singapore Pte, Ltd.	Singapore
Tin	Electroloy Metal Pte	Singapre
Tin	Elmet S.L.U.	Spain
Tin	S. Izaguirre	Spain
Tin	Alpha Metals (Taiwan) Inc.	Taiwan
Tin	Ami Bridge Enterprise Co., Ltd.	Taiwan
Tin	Angelcast Enterprise Co., Ltd.	Taiwan
Tin	Full armor Industries (shares) Ltd.	Taiwan
Tin	High-Tech Co., Ltd.	Taiwan
Tin	Hua Eng Wire & Cable Co., Ltd.	Taiwan
Tin	Jau Janq Enterprise Co., Ltd.	Taiwan
Tin	Ku Ping Enterprise Co., Ltd.	Taiwan
Tin	Li Chun Metals Co., Ltd.	Taiwan
Tin	LTD Lupon Enterprise Co., Ltd.	Taiwan
Tin	Redsun Metal Ind.co.,LTD	Taiwan
Tin	Rui Da Hung	Taiwan
Tin	Tai Wan Qing Gao Qi Ye You Xian Gong Si	Taiwan
Tin	Vertex Metals Corporation	Taiwan
Tin	Wang Yu Manufacturing Co. Ltd.	Taiwan
Tin	Well-Lin Enterprise Co Ltd	Taiwan
Tin	Xia Yi Metal Industries (Shares) Ltd.	Taiwan
Tin	Zong Yang Industrial Co., Ltd.	Taiwan
Tin	Fuji Metal Mining	Thailand
Tin	Nihon Genma MFG Co., Ltd.	Thailand
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	Thailand Smelting and Refining Co., Ltd.	Thailand

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tin	Thaisarco	Thailand
Tin	H.J. Enthoven Ltd.	United Kingdom
Tin	MCP Mining & Chemical Products Ltd. UK	United Kingdom
Tin	ACuPowder International, LLC	United States
Tin	Alpha	United States
Tin	Atlantic Metals	United States
Tin	Cookson	United States
Tin	Gibbs Wire & Steel Co	United States
Tin	Global Advanced Metals	United States
Tin	Grant Manufacturing and Alloying	United States
Tin	MCP Group	United States
Tin	Metallic Resources, Inc.	United States
Tin	Millard Wire	United States
Tin	Miller Company	United States
Tin	North American Tungsten Corporation Ltd	United States
Tin	Spectro Alloys	United States
Tin	An Thai Minerals Company Limited	Vietnam
Tin	An Vinh Joint Stock Mineral Processing Company	Vietnam
Tin	Cao Bang Minerals & Metallurgy Joint Stock Company	Vietnam
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Vietnam
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Vietnam
Tin	VQB Mineral and Trading Group JSC	Vietnam
Tungsten	Wolfram Bergbau und Htten AG	Austria
Tungsten	ACL Metais Eireli	Brazil
Tungsten	White Solder Metalurgia e Mineração Ltda.	Brazil
Tungsten	ASSAB	China
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
Tungsten	Chenzhou Mining Group	China
Tungsten	China Minmetals Corporation	China
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	China
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Tungsten	Ganxian Shirui New Material Co., Ltd.	China
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	China
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	Heyuan Carbide Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd.	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China
Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	China

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tungsten	Jiangsu Hetian Technological Material Co., Ltd	China
Tungsten	Jiangwu Ferro Tungsten	China
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd	China
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
Tungsten	Sincemat Co, Ltd	China
Tungsten	Toshiba Material Co., Ltd	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	China
Tungsten	H.C. Starck Smelting GmbH & Co.	Germany
Tungsten	A.L.M.T. Tungsten Corp.	Japan
Tungsten	Axis Material Limited	Japan
Tungsten	Daido Steel	Japan
Tungsten	Hunan Chuangda Metallurgy Group Co. Ltd.	Japan
Tungsten	Japan New Metals Co., Ltd.	Japan
Tungsten	Mitsubishi Materials Corporation	Japan
Tungsten	Saganoseki Smelter & Refinery	Japan
Tungsten	Sunaga Tungsten	Japan
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Tungsten	Tosoh	Japan
Tungsten	ULVAC, Inc.	Japan
Tungsten	Philippine Chuangin Industrial Co., Inc.	Philippines
Tungsten	DaeguTec Ltd.	Republic of Korea
Tungsten	Degutea	Republic of Korea
Tungsten	Woltech Korea Co., Ltd.	Republic of Korea
Tungsten	Hydrometallurg, JSC	Russia
Tungsten	Moliren Ltd	Russia
Tungsten	Pobedit, JSC	Russia
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	Taiwan
Tungsten	Altlantic Metals	United States
Tungsten	ATI Metalworking Products	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Kennametal	United States
Tungsten	Micro 100	United States
Tungsten	Niagara Refining LLC	United States
Tungsten	Sandvik	United States
Tungsten	Sylham	United States
Tungsten	Voss Metals Company, Inc.	United States
Tungsten	Asia Tungsten Products Vietnam Ltd.	Vietnam

MINERAL	FACILITY NAME	FACILITY COUNTRY
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Vietnam
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Vietnam
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam

Exhibit C

Potential Countries of Origin

Australia
Belgium
Bolivia
Brazil
Canada
China
Columbia
Guyana
Indonesia
Japan
Malaysia
Mexico
Nigeria
Peru
Poland
Portugal
Spain
Suriname
Russia
Thailand
Taiwan
United States
Vietnam